BILL OF SALE

THIS BILL OF SALE ("Bill of Sale") is entered into as of the 9th day of May, 2018, by and between **QUEST ENERGY INC.**, an Indiana corporation ("Seller"), and **ENCECO, INC.**, an Ohio subchapter S corporation ("Buyer").

WITNESSETH:

WHEREAS, Seller has agreed to sell, transfer and convey to Buyer all of Seller's title and interest in and to the equipment and machinery described in items 1-15 on Schedule A attached hereto ("the "Quest Equipment"), subject to Seller's obligation to repurchase such Quest Equipment as provided in this Bill of Sale;

WHEREAS, Seller has entered into a Sale and Purchase Agreement with Callidus Capital Corporation ("Callidus"), dated May 3, 2018, related to the purchase of certain items of equipment shown as items 16 - 23 on Schedule A (the "Callidus Equipment" and, together with the Quest Equipment, collectively, the "ENCECo Equipment"), and the parties acknowledge that Buyer is acquiring the Callidus Equipment directly from Callidus for a purchase price of $425,000;

WHEREAS, ENCECo has agreed to allow Seller to use the ENCECo Equipment, subject to Seller's agreement herein to acquire the ENCECo Equipment as provided in Section 6 below (the "Repurchase Obligation");

WHEREAS, as security for its obligations hereunder, including without limit its Repurchase Obligation, Seller has delivered to Buyer that certain Non-Negotiable, Secured Promissory Note, of even date herewith, in the principal amount of $1,000,000 (the "Note"), which Note is secured by a first priority security interest in Seller's assets;

NOW, THEREFORE, for and in consideration of the payment by Buyer to Seller of Five Hundred Seventy-Five Thousand Dollars ($575,000) for the Quest Equipment, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. **CONVEYANCE BY SELLER.** Seller hereby sells, transfers, conveys and delivers to Buyer all of Seller's right, title and interest in and to the Quest Equipment.

2. **WARRANTY OF TITLE.** Seller hereby warrants that it owns the Quest Equipment and is transferring the Quest Equipment to Buyer free and clear of all liens and encumbrances.

3. **BINDING EFFECT.** This Bill of Sale shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

4. **GOVERNING LAW.** This Bill of Sale shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Ohio, without giving regard to its conflict of laws principles or rules.

5. **FURTHER ASSURANCES.** Each party agrees, upon the reasonable request of another party hereto, to promptly make, execute and deliver any and all documents or instruments of any kind

or character, and to promptly perform all such other actions, that may be reasonably necessary or proper to effectuate, confirm, perform or carry out the terms or provisions of this Bill of Sale, all without additional compensation or consideration.

6. **OBLIGATION TO REPURCHASE**. The parties agree that Seller shall be obligated to repurchase the ENCECo Equipment from Buyer for a purchase price of One Million Dollars ($1,000,000.00) ("Purchase Price"), which Purchase Price shall be paid by Seller to Buyer in four equal monthly installments of $250,000 on the fifteenth day of each consecutive calendar month, commencing June 15, 2018, provided, however, the first installment payment of $250,000 may be extended to June 30, 2018 at the option of the Seller by paying a one-time fee of $10,000 to the Buyer. Such repurchase shall be made on an "AS IS, WHERE IS basis, without representation or warranty by Buyer, other than title.

7. **RIGHT TO USE.** Seller shall have the right to use the ENCECo Equipment until such time as the Purchase Price has been paid in full to Buyer. Seller shall pay to Buyer a monthly fee of Thirty Thousand Dollars ($30,000) for such use of the ENCECo Equipment, which fee shall be paid on the fifteenth day of each calendar month, commencing June 15, 2018.

8. **INSURANCE.** Seller shall obtain and maintain at its own expense (as primary insurance for Seller and Buyer), property damage and liability insurance, issued by an A. M. Best rated carrier, which insures the ENCECo Equipment against loss or damage to the ENCECo Equipment including, without limitation, loss by fire (including so-called extended coverage), theft, collision and such other risks of loss as are customarily insured against on the type of equipment conveyed hereunder and by businesses in which Seller is engaged, in such amounts that the amount of insurance against loss or damage to the ENCECo Equipment shall be equal to or greater than the replacement value of the ENCECo Equipment. Each insurance policy shall name Buyer as an additional insured and loss payee thereof as the interests of Buyer may appear, shall contain cross-liability endorsements and shall contain a clause requiring the insurer to give the Buyer at least thirty (30) days prior written notice of any material alteration in the terms of such policy or of the cancellation thereof.

9. **CARE AND CUSTODY**. Seller shall be solely responsible for maintaining and repairing the ENCECo Equipment at all times such that it is in good repair, condition and working order, and shall furnish any and all parts, mechanisms, and devices, as specified by the manufacturer, required to keep the ENCECo Equipment in good repair, condition and working order and in compliance with all applicable laws, at the sole cost and expense of the Seller.

10. **TAXES, FEES AND EXPENSES.** Seller shall pay when due and shall indemnify and hold harmless Buyer from and against any and all taxes, fees, personal property taxes, transfer or conveyance or re-conveyance taxes, withholdings, levies, imposts, duties, assessments and charges of every kind and nature whatsoever (including any related penalties and interest) imposed upon or against Buyer, Seller or any ENCECo Equipment by any governmental authority in connection with, arising out of or otherwise related to ENCECo Equipment and receipts or earnings arising therefrom. Seller shall pay all reasonable costs and expenses of Buyer, including, without limitation, reasonable attorneys' and other professional fees, returned check or non-sufficient funds charges, processing fees, the fees of any collection agencies and appraisers and all other costs and expenses related to the initial sale, use and payment therefor

and repurchase of the ENCECo Equipment (including storage costs) incurred by Buyer in enforcing any of the terms, conditions or provisions hereof or in protecting the ENCECo Equipment and Buyer's rights hereunder.

11. **DISCLAIMER**. SELLER SELLS THE QUEST EQUIPMENT TO BUYER "AS IS," "WHERE IS" AND "WITH ALL FAULTS" AND THAT ALL WARRANTIES OF CONDITION, MERCHANTABILITY OR FITNESS ARE DISCLAIMED. SELLER SPECIFICALLY DISCLAIMS AND MAKES NO REPRESENTATION AS TO WHETHER THE TRANSFERRED EQUIPMENT IS SUFFICENT IN ANY WAY FOR ANY PARTICULAR PURPOSE INCLUDING, BUT NOT LIMITED TO, BUYER'S ABILITY TO CONDUCT MINING OPERATIONS WITH THE TRANSFERRED EQUIPMENT.

12. **ENTIRE AGREEMENT**. This Bill of Sale is an integral component of a comprehensive transaction which also includes the Note and the security agreements and other agreements contemplated thereby (collectively, the "Loan Documents"), without each of which the parties would not have entered into this transaction, and as such, this Bill of Sale, the Note and the Loan Documents constitute one agreement. Except as provided in the foregoing sentence, all prior negotiations and agreements by and among the parties hereto with respect to the subject matter hereof are superseded by this Bill of Sale, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Bill of Sale. This Bill of Sale, together with the Note and the Loan Documents, once executed and delivered, constitute the entire agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or discharged except by writing duly executed by the parties hereto.

13. **AMENDMENT AND WAIVER**. No change, termination or attempted waiver of any of the provisions of this Bill of Sale shall be binding upon any party, unless in writing, duly executed by each party or its duly authorized representative.

14. **HEADINGS**. Section headings are not to be considered part of this Bill of Sale, are solely for the convenience of reference, and shall not affect the meaning or interpretation of this Bill of Sale or any provision in it.

15. **COUNTERPARTS.** This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Bill of Sale by facsimile transmission, e-mail, or other means of electronic transfer shall be effective as delivery of a manually executed counterpart. Any party so executing this Bill of Sale by electronic transfer shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by electronic transfer.

In Witness Whereof, the parties have executed this Bill of Sale effective as of the date first written above.

QUEST ENERGY INC.

By: ______________________________

Its: ______________________________

ENCECO, INC.

By: ______________________________

Its: ______________________________

ACKNOWLEDGED BY:

AMERICAN RESOURCES CORPORATION

By: ______________________________

Its: ______________________________